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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY


                                      FOR

                   10 1/4% SENIOR SUBORDINATED NOTES DUE 2006
                                       OF


                              AVONDALE MILLS, INC.

              PURSUANT TO THE PROSPECTUS DATED SEPTEMBER   , 1996

     This form must be used by a holder of 10 1/4% Senior Subordinated Notes due 2006 (the "Notes") of Avondale Mills, Inc., an Alabama corporation (the "Company"), who wishes to tender Old Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed
Delivery Procedures" of the Company's Prospectus, dated September   , 1996 (the
"Prospectus") and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON OCTOBER   , 1996 UNLESS EXTENDED (THE "EXPIRATION DATE").

                              The Bank of New York
                             (the "Exchange Agent")

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
By Overnight Carrier or by Hand:    By Registered or Certified Mail:
The Bank of New York                The Bank of New York
Corporate Trust Services Window     101 Barclay Street -- 7E
Ground Level                        New York, New York 10286
101 Barclay Street -- 7E            Attn: Ms. Jodi Smith
New York, New York 10286
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                 By Facsimile (for Eligible Institutions only):
                                 (212) 815-6339
                              Attn: Ms. Jodi Smith
                  Confirmation by telephone at (212) 815-2791

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to the Company, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

     The undersigned hereby tenders the Old Notes listed below:

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
                                             AGGREGATE PRINCIPAL
                                             AMOUNT REPRESENTED
CERTIFICATE NUMBER(S) (IF KNOWN) OF OLD         BY OLD NOTES            AGGREGATE PRINCIPAL
   NOTES OR ACCOUNT NUMBER AT THE DTC          CERTIFICATE(S)             AMOUNT TENDERED

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                            PLEASE SIGN AND COMPLETE
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
  Signatures of Registered Holder(s) or
  Authorized Signatory:                        Date:  __________________ , 1996
                                               Address:
  Name(s) of Registered Holder(s):             Area Code and Telephone No.


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      This Notice of Guaranteed Delivery must be signed by the holder(s)
 exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)

 Name(s):
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 Capacity:
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 Address(es):
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)
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      The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities and Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at DTC described in the prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the date of execution hereof.
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
                                               _______________________________
  Name of firm______________________           (Authorized Signature)

  Address___________________________           Name___________________________
                                                         (Please Print)
  __________________________________
          (Include Zip Code)                   Title__________________________

  Area Code and Tel. No.____________           Dated___________________ , 1996
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     DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF
CERTIFICATES FOR OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.